FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
Second Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

FBL Financial Group’s policy for calculating operating income is intended to accurately reflect offsets resulting from the adjustments to net income used to calculate operating income. Due to changes in product offerings since the last amendment to this policy, in the fourth quarter of 2016 FBL Financial Group refined its calculation of operating income to include offsets relating to interest sensitive product reserves. These offsets to interest sensitive product reserves, net of tax, increased operating income $0.9 million for the full year 2016 and were recorded in the fourth quarter. These offsets, net of tax, decreased operating income $0.7 million in the second quarter of 2017 and $0.3 million in the six months ended June 30, 2017. These offsets, net of tax, not taken into account in the computation of operating income for the second quarter of 2016 would have increased operating income by less than $0.1 million and increased operating income for the six months ended June 30, 2016 by $0.1 million.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30, 2017	December 31, 2016
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2017 - $6,727,792; 2016 - $6,661,711)	$7,212,546	$7,008,790
Equity securities - available for sale, at fair value (cost: 2017 - $122,662; 2016 - $130,479)	131,435	132,968
Mortgage loans	878,435	816,471
Real estate	1,543	1,955
Policy loans	188,630	188,254
Short-term investments	29,621	16,348
Other investments	12,693	9,874
Total investments	8,454,903	8,174,660

Cash and cash equivalents	43,809	33,583
Securities and indebtedness of related parties	133,153	137,422
Accrued investment income	77,711	78,437
Amounts receivable from affiliates	4,749	3,790
Reinsurance recoverable	106,596	105,290
Deferred acquisition costs	296,637	330,324
Value of insurance in force acquired	6,316	9,226
Current income taxes recoverable	—	4,309
Other assets	93,143	92,021
Assets held in separate accounts	625,971	597,072

Total assets	$9,842,988	$9,566,134

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30, 2017	December 31, 2016
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,174,178	$5,100,625
Traditional life insurance and accident and health products	1,724,747	1,698,792
Other policy claims and benefits	37,535	43,395
Supplementary contracts without life contingencies	328,904	330,232
Advance premiums and other deposits	267,922	265,221
Amounts payable to affiliates	1,014	862
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	7,500	—
Deferred income taxes	198,365	163,495
Other liabilities	128,983	81,182
Liabilities related to separate accounts	625,971	597,072
Total liabilities	8,592,119	8,377,876

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,917,155 in 2017 and 24,882,542 shares in 2016	153,343	152,903
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2017 and 2016	72	72
Accumulated other comprehensive income	212,357	149,555
Retained earnings	882,012	882,672
Total FBL Financial Group, Inc. stockholders' equity	1,250,784	1,188,202
Noncontrolling interest	85	56
Total stockholders' equity	1,250,869	1,188,258
Total liabilities and stockholders' equity	$9,842,988	$9,566,134

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Revenues:
Interest sensitive product charges	$29,456	$29,027	$58,657	$57,138
Traditional life insurance premiums	50,262	49,605	98,696	99,743
Net investment income	103,908	100,722	204,902	199,107
Net realized capital gains (losses) on sales of investments	921	(2,269)	518	(679)

Total other-than-temporary impairment losses	—	(25)	(66)	(3,744)
Non-credit portion in other comprehensive income	—	—	—	1,522
Net impairment losses recognized in earnings	—	(25)	(66)	(2,222)
Other income	4,450	4,225	8,210	7,864
Total revenues	188,997	181,285	370,917	360,951

Benefits and expenses:
Interest sensitive product benefits	58,251	58,559	121,011	112,978
Traditional life insurance benefits	42,610	43,369	85,564	87,938
Policyholder dividends	2,557	2,515	5,110	5,555
Underwriting, acquisition and insurance expenses	36,341	38,938	70,694	76,652
Interest expense	1,213	1,213	2,425	2,425
Other expenses	4,740	4,435	8,891	8,793
Total benefits and expenses	145,712	149,029	293,695	294,341
	43,285	32,256	77,222	66,610
Income taxes	(13,891)	(10,477)	(24,624)	(21,546)
Equity income, net of related income taxes	2,924	2,613	6,155	5,265
Net income	32,318	24,392	58,753	50,329
Net income attributable to noncontrolling interest	(27)	(12)	(29)	(3)
Net income attributable to FBL Financial Group, Inc.	$32,291	$24,380	$58,724	$50,326

Comprehensive income attributable to FBL Financial Group, Inc.	$79,050	$114,584	$121,526	$211,916

Earnings per common share	$1.29	$0.97	$2.34	$2.01
Earnings per common share - assuming dilution	$1.29	$0.97	$2.34	$2.01

Cash dividends per common share	$0.44	$0.42	$0.88	$0.84
Special cash dividend per common share	$—	$—	$1.50	$2.00

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Revenues:
Interest sensitive product charges	$29,027	$25,851	$28,939	$29,201	$29,456
Traditional life insurance premiums	49,605	47,682	49,489	48,434	50,262
Net investment income	100,722	103,514	101,549	100,994	103,908
Net realized capital gains (losses) on sales of investments	(2,269)	646	3,139	(403)	921

Total other-than-temporary impairment losses	(25)	(25)	(3,551)	(66)	—
Non-credit portion in other comprehensive income	—	—	929	—	—
Net impairment losses recognized in earnings	(25)	(25)	(2,622)	(66)	—
Other income	4,225	3,616	3,685	3,760	4,450
Total revenues	181,285	181,284	184,179	181,920	188,997

Benefits and expenses:
Interest sensitive product benefits	58,559	65,882	59,726	62,760	58,251
Traditional life insurance benefits	43,369	42,121	47,623	42,954	42,610
Policyholder dividends	2,515	2,459	2,560	2,553	2,557
Underwriting, acquisition and insurance expenses	38,938	25,785	33,530	34,353	36,341
Interest expense	1,213	1,213	1,212	1,212	1,213
Other expenses	4,435	3,854	4,319	4,151	4,740
Total benefits and expenses	149,029	141,314	148,970	147,983	145,712
	32,256	39,970	35,209	33,937	43,285
Income taxes	(10,477)	(13,091)	(11,373)	(10,733)	(13,891)
Equity income, net of related income taxes	2,613	3,128	3,047	3,231	2,924
Net income	24,392	30,007	26,883	26,435	32,318
Net (income) loss attributable to noncontrolling interest	(12)	10	(3)	(2)	(27)
Net income attributable to FBL Financial Group, Inc.	$24,380	$30,017	$26,880	$26,433	$32,291

Comprehensive income attributable to FBL Financial Group, Inc.	$114,584	$46,723	$(116,393)	$42,476	$79,050

Earnings per common share	$0.97	$1.20	$1.07	$1.05	$1.29
Earnings per common share - assuming dilution	$0.97	$1.20	$1.07	$1.05	$1.29

Cash dividends per common share	$0.42	$0.42	$0.42	$0.44	$0.44
Special cash dividend per common share	$—	$—	$—	$1.50	$—

Weighted average common shares outstanding (in thousands):
Basic	24,988	24,990	25,007	25,030	25,031
Effect of dilutive securities	42	40	33	22	20
Diluted	25,030	25,030	25,040	25,052	25,051

FBL Financial Group, Inc.
Net Income to Operating Income Reconciliation and Pre-tax Operating Income by Segment (1)
(Dollars in thousands, except per share data)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017

Net income attributable to FBL Financial Group, Inc.	$24,380	$30,017	$26,880	$26,433	$32,291
Operating income adjustments:
Realized gains/losses on investments (2)	1,147	(402)	(429)	554	(788)
Change in net unrealized gains/losses on derivatives (2)	149	(733)	(876)	1	(686)
Operating income	$25,676	$28,882	$25,575	$26,988	$30,817

Operating income per common share - assuming dilution	$1.02	$1.15	$1.02	$1.08	$1.23

Operating return on equity, excluding AOCI - last twelve months	10.6%	10.6%	10.5%	10.6%	11.0%
Operating return on equity, including AOCI - last twelve months	8.9%	8.8%	8.8%	8.7%	9.0%

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Impact of Operating Income Adjustments on FBL Net Income
Realized gains (losses) on investments	$(2,294)	$621	$517	$(469)	$921
Change in net unrealized gains/losses on derivatives	64	1,512	2,685	(49)	107
Change in amortization of:
Deferred acquisition costs	202	(341)	115	265	349
Unearned revenue reserve	33	(46)	5	(12)	(127)
Reserve change offset on interest sensitive products	—	—	(1,314)	(590)	1,018
Income tax offset	699	(611)	(703)	300	(794)
Net impact of operating income adjustments	$(1,296)	$1,135	$1,305	$(555)	$1,474

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Pre-tax operating income by segment:
Annuity segment	$16,348	$17,075	$15,454	$16,421	$18,174
Life Insurance segment	14,473	15,245	12,188	13,749	17,631
Corporate and Other segment	1,972	5,219	4,868	4,162	4,195
Total pre-tax operating income	32,793	37,539	32,510	34,332	40,000
Income taxes on operating income	(7,117)	(8,657)	(6,935)	(7,344)	(9,183)
Operating income	$25,676	$28,882	$25,575	$26,988	$30,817

(1)	Operating income is a non-GAAP measure of earnings.

(2)
Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Annuity Segment

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$932	$894	$1,039	$1,135	$1,202
Net investment income	53,022	53,945	52,475	53,916	55,631
Total operating revenues	53,954	54,839	53,514	55,051	56,833

Benefits and expenses:
Interest sensitive product benefits	27,591	29,637	29,829	29,878	29,865
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	523	507	614	531	483
Amortization of deferred acquisition costs	3,905	2,231	2,711	2,528	2,783
Amortization of value of insurance in force acquired	372	170	169	170	170
Other underwriting expenses	5,215	5,219	4,737	5,523	5,358
Total underwriting, acquisition and insurance expenses	10,015	8,127	8,231	8,752	8,794
Total benefits and expenses	37,606	37,764	38,060	38,630	38,659
Pre-tax operating income	$16,348	$17,075	$15,454	$16,421	$18,174

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,146,239	$4,248,096	$4,316,806	$4,357,562	$4,395,757
Deferred acquisition costs	87,405	88,342	88,762	89,108	89,752
Value of insurance in force acquired	4,544	4,374	4,204	4,034	3,864

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,704,266	$3,744,876	$3,827,295	$3,863,647	$3,872,179
Other insurance reserves	368,083	366,899	364,966	368,378	364,368
Allocated equity, excluding AOCI	256,558	259,042	264,112	266,618	266,902

Other data:
Number of direct contracts	53,455	53,410	53,676	53,528	53,390

Portfolio yield net of assumed defaults	4.79%	4.74%	4.71%	4.67%	4.60%
Credited rate	2.76	2.72	2.70	2.69	2.64
Spread on individual annuities at end of quarter (2)	2.03%	2.02%	2.01%	1.98%	1.96%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,827,976	$2,895,799	$2,936,817	$2,984,644	$3,022,180
Deposits	96,890	73,240	84,125	80,219	75,439
Withdrawals, surrenders and death benefits	(38,190)	(43,587)	(47,417)	(46,610)	(46,700)
Net flows	58,700	29,653	36,708	33,609	28,739

Policyholder interest	18,356	19,083	19,770	20,710	20,826
Annuitizations and other	(9,233)	(7,718)	(8,651)	(16,783)	(13,793)
Balance, end of period	2,895,799	2,936,817	2,984,644	3,022,180	3,057,952
Other interest sensitive reserves	808,467	808,059	842,651	841,467	814,227
Total interest sensitive product reserves	$3,704,266	$3,744,876	$3,827,295	$3,863,647	$3,872,179

(1)	Operating income is a non-GAAP measure of earnings.

(2)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Life Insurance Segment

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$16,637	$14,210	$16,797	$17,100	$17,487
Traditional life insurance premiums	49,605	47,682	49,489	48,434	50,262
Net investment income	38,570	39,227	38,876	38,769	39,436
Other income	(88)	(89)	(73)	(160)	(117)
Total operating revenues	104,724	101,030	105,089	104,143	107,068

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,130	7,886	8,225	8,187	7,983
Death benefits and other	12,169	17,459	13,119	14,272	13,622
Total interest sensitive product benefits	20,299	25,345	21,344	22,459	21,605
Traditional life insurance benefits:
Death benefits	20,019	19,259	25,229	21,667	19,997
Surrender and other benefits	8,215	8,234	7,574	10,429	8,936
Increase in traditional life future policy benefits	15,160	14,628	14,817	10,859	13,678
Total traditional life insurance benefits	43,394	42,121	47,620	42,955	42,611
Policyholder dividends	2,515	2,459	2,560	2,553	2,557
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,338	4,229	4,577	4,903	4,874
Amortization of deferred acquisition costs	4,878	(2,788)	3,724	3,911	4,519
Amortization of value of insurance in force acquired	377	377	377	375	375
Other underwriting expenses	14,450	14,042	12,699	14,404	14,185
Total underwriting, acquisition and insurance expenses	24,043	15,860	21,377	23,593	23,953
Total benefits and expenses	90,251	85,785	92,901	91,560	90,726
	$14,473	$15,245	$12,188	$12,583	$16,342
Equity income, before tax (2)	—	—	—	1,166	1,289
Pre-tax operating income	$14,473	$15,245	$12,188	$13,749	$17,631

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,800,935	$2,825,458	$2,876,555	$2,878,865	$2,913,608
Deferred acquisition costs	252,481	262,803	267,545	271,454	275,356
Value of insurance in force acquired	18,158	17,781	17,404	17,029	16,654

Liabilities and equity:
Liabilities: (3)
Interest sensitive reserves	$875,067	$889,645	$899,207	$905,454	$916,067
Other insurance reserves	1,846,163	1,864,521	1,887,539	1,902,738	1,917,124
Allocated equity, excluding AOCI	372,927	379,540	386,315	382,319	386,413

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Life Insurance Segment (Continued)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,413	364,132	364,698	364,173	364,122
Number of direct policies - universal life	63,321	63,446	64,044	64,490	64,979
Direct face amounts - traditional life	$48,244,884	$48,668,224	$49,108,249	$49,473,291	$49,919,358
Direct face amounts - universal life	$6,751,098	$6,782,177	$6,872,482	$6,943,248	$7,048,021

Portfolio yield net of assumed defaults	5.23%	5.20%	5.15%	5.14%	5.12%
Credited rate	3.76	3.76	3.76	3.76	3.71
Spread on universal life at end of quarter (4)	1.47%	1.44%	1.39%	1.38%	1.41%

Interest sensitive reserve activity: (3)
Balance, beginning of period	$865,923	$875,067	$889,645	$899,207	$905,454
Deposits	22,158	21,397	23,768	25,604	27,292
Withdrawals and surrenders	(7,277)	(4,569)	(6,043)	(8,212)	(7,130)
Net flows	14,881	16,828	17,725	17,392	20,162

Policyholder interest	7,420	7,641	7,720	7,687	7,570
Policy charges	(17,121)	(17,158)	(17,541)	(17,833)	(18,166)
Benefits and other	3,964	7,267	1,658	(999)	1,047
Balance, end of period	$875,067	$889,645	$899,207	$905,454	$916,067

(1)	Operating income is a non-GAAP measure of earnings.

(2)
Beginning in the first quarter of 2017, a portion of our investments held in securities and indebtedness of related parties was assigned to the Life Insurance segment. These investments are accounted for under the equity method of accounting.

(3)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(4)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Corporate and Other

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,425	$10,793	$11,102	$10,978	$10,894
Net investment income	7,545	8,161	8,481	8,768	8,643
Other income	4,313	3,705	3,754	3,920	4,567
Total operating revenues	23,283	22,659	23,337	23,666	24,104

Benefits and expenses:
Interest sensitive product benefits	9,145	10,239	8,214	10,059	7,894
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	822	671	657	721	812
Amortization of deferred acquisition costs	2,569	(432)	1,953	637	1,223
Other underwriting expenses	1,669	1,210	1,423	1,098	1,721
Total underwriting, acquisition and insurance expenses	5,060	1,449	4,033	2,456	3,756
Interest expense	1,213	1,213	1,212	1,212	1,213
Other expenses	4,435	3,854	4,319	4,151	4,740
Total benefits and expenses	19,853	16,755	17,778	17,878	17,603
	3,430	5,904	5,559	5,788	6,501
Net loss (income) attributable to noncontrolling interest	(12)	10	(3)	(2)	(27)
Equity loss, before tax	(1,446)	(695)	(688)	(1,624)	(2,279)
Pre-tax operating income	$1,972	$5,219	$4,868	$4,162	$4,195

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$610,526	$604,570	$631,731	$655,476	$652,011
Deferred acquisition costs	70,815	71,225	69,664	69,667	68,546
Separate account assets	603,706	605,729	597,072	615,892	625,971

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$354,952	$359,151	$366,519	$368,405	$367,929
Other insurance reserves	95,241	93,099	93,159	93,054	91,316
Separate account liabilities	603,706	605,729	597,072	615,892	625,971
Allocated equity, excluding AOCI	368,838	379,877	385,220	365,103	382,112

Rollforward of separate account balances:
Beginning separate account balance	$607,739	$603,706	$605,729	$597,072	$615,892
Net premiums and transfers	3,275	1,645	(2,348)	5,160	6,804
Net investment income (loss)	9,951	22,321	9,627	31,288	19,679
Charges, benefits and surrenders	(17,259)	(21,943)	(15,936)	(17,628)	(16,404)
Ending separate account balance	$603,706	$605,729	$597,072	$615,892	$625,971

Other data:
Number of direct contracts - variable annuity	10,948	10,657	10,500	10,320	10,157
Number of direct policies - variable universal life	39,736	39,275	38,779	38,251	37,800
Direct face amounts - variable universal life	$4,901,960	$4,839,145	$4,772,878	$4,707,786	$4,654,603

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
		(Dollars in thousands)
Annuity
Balance - beginning of period	$87,245	$87,405	$88,342	$88,762	$89,108
Capitalization:
Commissions	3,458	3,042	2,923	2,718	2,908
Expenses	294	186	83	194	183
Deferral of sales inducements	398	183	311	269	101
Total capitalization	4,150	3,411	3,317	3,181	3,192
Amortization - operating basis, before impact of unlocking (1)	(2,740)	(2,276)	(2,775)	(2,591)	(2,852)
Amortization - unlocking, operating basis (1)	(1,218)	—	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(32)	(198)	(122)	(244)	304
Balance - end of period	$87,405	$88,342	$88,762	$89,108	$89,752

Life Insurance
Balance - beginning of period	$249,640	$252,481	$262,803	$267,545	$271,454
Capitalization:
Commissions	4,844	4,609	6,213	5,498	5,682
Expenses	2,277	2,358	1,871	2,037	2,400
Deferral of sales inducements	250	146	482	421	441
Total capitalization	7,371	7,113	8,566	7,956	8,523
Amortization - operating basis, before impact of unlocking (1)	(4,793)	(4,770)	(3,822)	(4,063)	(4,686)
Amortization - unlocking, operating basis (1)	(271)	7,991	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	534	(12)	(2)	16	65
Balance - end of period	$252,481	$262,803	$267,545	$271,454	$275,356

Corporate and Other
Balance - beginning of period	$73,510	$70,815	$71,225	$69,664	$69,667
Capitalization:
Commissions	186	108	183	157	130
Deferral of sales inducements	4	3	17	17	2
Total capitalization	190	111	200	174	132
Amortization - operating basis, before impact of unlocking (1)	(1,535)	(1,207)	(2,000)	(664)	(1,233)
Amortization - unlocking, operating basis (1)	(1,050)	1,661	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(300)	(155)	239	493	(20)
Balance - end of period	$70,815	$71,225	$69,664	$69,667	$68,546

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
		(Dollars in thousands)
Total
Balance - beginning of period	$410,395	$410,701	$422,370	$425,971	$430,229
Capitalization:
Commissions	8,488	7,759	9,319	8,373	8,720
Expenses	2,571	2,544	1,954	2,231	2,583
Deferral of sales inducements	652	332	810	707	544
Total capitalization	11,711	10,635	12,083	11,311	11,847
Amortization - operating basis, before impact of unlocking (1)	(9,068)	(8,253)	(8,597)	(7,318)	(8,771)
Amortization - unlocking, operating basis (1)	(2,539)	9,652	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	202	(365)	115	265	349
Balance - end of period	410,701	422,370	425,971	430,229	433,654
Impact of realized/unrealized losses in AOCI	(191,075)	(207,140)	(95,647)	(108,091)	(137,017)
Deferred acquisition costs	$219,626	$215,230	$330,324	$322,138	$296,637

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Operating Income (1)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$1	$—	$—	$—	$—
Amortization of deferred acquisition costs	(1,219)	—	—	—	—
Amortization of value of insurance in force acquired	(194)	—	—	—	—
Decrease to pre-tax operating income	$(1,412)	$—	$—	$—	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$114	$(2,244)	$—	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	3	468	—	—	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	69	—	—	—
Amortization of deferred acquisition costs	(274)	7,453	—	—	—
Changes in certain product reserves reported in interest sensitive product benefits	(3,211)	(6,073)	—	—	—
Decrease to pre-tax operating income	$(3,368)	$(327)	$—	$—	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$183	$(419)	$—	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	(13)	67	—	—	—
Amortization of deferred acquisition costs	(1,037)	1,595	—	—	—
Changes in certain product reserves reported in interest sensitive product benefits	(54)	(230)	—	—	—
Increase (decrease) to pre-tax operating income	$(921)	$1,013	$—	$—	$—

Total impact of unlocking on pre-tax operating income	$(5,701)	$686	$—	$—	$—

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Collected Premiums (1)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$37,574	$23,243	$35,967	$32,624	$26,315
Renewal	23,096	18,420	20,485	24,217	20,624
Total fixed rate	60,670	41,663	56,452	56,841	46,939
Index annuity	36,716	31,578	28,115	23,427	28,834
Total individual	97,386	73,241	84,567	80,268	75,773
Group	3,061	2,757	2,705	1,195	766
Total Annuity	100,447	75,998	87,272	81,463	76,539

Life Insurance
Direct:
Universal life:
First year	3,971	4,902	5,222	6,301	8,060
Renewal	17,828	16,135	18,039	19,113	18,873
Total universal life	21,799	21,037	23,261	25,414	26,933
Participating whole life:
First year	3,789	4,050	3,167	2,985	3,183
Renewal	24,983	23,144	24,442	24,715	24,337
Total participating whole life	28,772	27,194	27,609	27,700	27,520
Term life and other:
First year	2,515	2,377	2,382	2,442	2,573
Renewal	24,261	24,066	24,689	25,781	25,312
Total term life and other	26,776	26,443	27,071	28,223	27,885
Total direct life insurance	77,347	74,674	77,941	81,337	82,338
Reinsurance	(7,136)	(7,404)	(5,584)	(7,764)	(7,176)
Total Life Insurance	70,211	67,270	72,357	73,573	75,162

Corporate and Other
Variable, net of reinsurance	16,218	13,082	13,362	14,733	14,114
Accident and health, net of reinsurance	38	40	182	101	41
Total Corporate and Other	16,256	13,122	13,544	14,834	14,155

Total collected premiums	$186,914	$156,390	$173,173	$169,870	$165,856

(1)	Collected premiums is a non-GAAP measure of sales production.

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2016	2016	2016	2017	2017
		(Dollars in thousands, except per share data)

Capitalization:
Trust preferred securities, due 2047	$97,000	$97,000	$97,000	$97,000	$97,000
Total debt	97,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	998,323	1,018,459	1,035,647	1,014,040	1,035,427
Total capitalization, excluding AOCI	1,098,323	1,118,459	1,135,647	1,114,040	1,135,427

Accumulated other comprehensive income	276,122	292,828	149,555	165,598	212,357
Total capitalization, including AOCI	$1,374,445	$1,411,287	$1,285,202	$1,279,638	$1,347,784

Common shares outstanding	24,860,675	24,874,659	24,893,955	24,917,960	24,928,568

Book Value per Share:
Excluding AOCI	$40.16	$40.94	$41.60	$40.70	$41.54
Including AOCI	51.26	52.72	47.61	47.34	50.05

Debt-to-Capital Ratio:
Excluding AOCI	8.8%	8.7%	8.5%	8.7%	8.5%
Including AOCI	7.1	6.9	7.5	7.6	7.2

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.4%	4.3%	4.3%	4.4%	4.3%
Including AOCI	3.5	3.4	3.8	3.8	3.6

Class A Common Ownership:
Iowa Farm Bureau Federation	59.4%	59.4%	59.3%	59.3%	59.2%
Public	40.6	40.6	40.7	40.7	40.8
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2016	2016	2016	2017	2017

Investment by Type:
Fixed maturity securities	65.1%	65.1%	64.1%	63.7%	62.8%
Residential mortgage-backed	5.3	5.2	5.2	5.2	5.3
Commercial mortgage-backed	7.6	7.4	7.0	7.3	7.7
Other asset-backed	8.3	8.8	9.4	9.2	9.5
Mortgage loans	9.3	9.4	10.0	10.3	10.3
Equity securities	1.7	1.6	1.6	1.7	1.6
Other	2.7	2.5	2.7	2.6	2.8

Quality of Fixed Maturity Securities:
AAA, AA, A	64.8%	63.7%	63.7%	63.8%	63.9%
BBB	31.0	31.8	31.9	31.8	32.3
BB	2.8	3.0	2.9	3.1	2.7
<BB	1.4	1.5	1.5	1.3	1.1

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,213	1,214	1,214	1,186	1,177
6 life partner states and Colorado	659	656	648	653	651
	1,872	1,870	1,862	1,839	1,828

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(2,508)	$(1,811)	$(1,689)	$(1,805)	$(2,938)
Other equity method investments	1,062	1,116	1,001	1,347	1,948
	(1,446)	(695)	(688)	(458)	(990)
Income taxes:
Taxes on equity income (loss)	507	242	241	160	346
Investment tax credits	3,552	3,581	3,494	3,529	3,568
Equity income, net of related income taxes	$2,613	$3,128	$3,047	$3,231	$2,924